UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2010

DNB FINANCIAL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16667	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 269-1040

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Amendment to and Entry into a Material Definitive Agreement.

At a special meeting on April 23, 2010, the Benefits and Compensation Committee (the “Committee”) of the Board of Directors of DNB Financial Corporation (the “Registrant”) approved an Amendment effective April 23, 2010, to the Restricted Stock Award agreements made between Eli Silberman, non-employee Director of the registrant, and the registrant on November 28, 2007 and December 17, 2008, under the DNB Financial Corporation Incentive Equity and Deferred Compensation Plan. The amendment provides that the Grantee shall first be entitled to the Award Shares on a date (the “Vesting Date”) that shall be the earlier of the third (3rd) anniversary of the Grant Date, the date of his death, his termination of service as a member of the Board of Directors on account of disability, the date on which a change in control of the Company occurs, or April 28, 2010, subject to such further terms and conditions of the Plan as may be applicable. If Grantee’s service as a member of the Board of Directors terminates for any reason prior to the Vesting Date, the Agreement shall automatically terminate, the Grantee shall forfeit all rights hereunder, and no shares of common stock or other consideration shall be transferred to Grantee pursuant to the Agreement. The Amendment is in the form shown in Exhibit 99.1, which is incorporated herein by reference as if set forth in full. To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.

The Committee also approved an Amendment effective April 23, 2010, to the Restricted Stock Award agreements made between, James H. Thornton, James J. Koegel, Mildred C. Joyner and Thomas A. Fillippo, non-employee Directors of the registrant, and the registrant on November 28, 2007 and December 17, 2008, under the DNB Financial Corporation Incentive Equity and Deferred Compensation Plan. The amendment provides that subject to such further terms and conditions of the Plan as may be applicable, Grantee shall first be entitled to the Award Shares on a date (the “Vesting Date”) that shall be the earlier of the third (3rd ) anniversary of the Grant Date, the date of their death, their termination of service as a member of the Board of Directors on account of disability, the date on which a change in control as hereinafter defined of the Company occurs, or the date as of which the Grantee attains the normal mandatory retirement age for Directors as currently prescribed by the Holding Company’s Bylaws, and without regard to any exceptions to such normal mandatory retirement age. The current mandatory retirement age is the later of age 69 or the end of the last term of office beginning prior to the Director’s 69th birthday. The Amendment is in the form shown in Exhibit 99.2, which is incorporated herein by reference as if set forth in full. To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.

On April 23, 2010 the Committee approved the granting of non-statutory stock option awards effective April 23, 2010, under the DNB Financial Corporation 1995 Stock Option Plan of DNB Financial Corporation, as amended and restated effective April 27, 2004, for the following members of the Registrant’s Board of Directors:

Name	Title	Shares of Common Stock Underlying Option

Mildred C. Joyner	Director	1,800
Gerard F. Griesser	Director	1,800
James J. Koegel	Director	1,800
James H. Thornton	Director	1,800
Thomas A. Fillippo	Director	1,800

Pursuant to the terms of the stock option award agreements between the Registrant and the Grantee, the options have a 7 year term, and the Grantee shall first be entitled to exercise the options on a date (the “Vesting Date”) that shall be the earlier of the fourth (4th ) anniversary of the Grant Date, the date of Grantee’s death, his or her termination of service as a member of the Board of Directors on account of disability, the date on which a change in control of the Company occurs, or the date as of which the Grantee attains the normal mandatory retirement age for Directors as currently prescribed by the Holding Company’s Bylaws, and without regard to any exceptions to such normal mandatory retirement age. If Grantee’s service as a member of the Board of Directors terminates for any reason prior to the Vesting Date, the Agreement shall automatically terminate, the Grantee shall forfeit all rights hereunder, and no shares of common stock or other consideration shall be transferred to Grantee pursuant to the Agreement .The Grantee is subject to a two year holding period following exercise, but is permitted to sell shares to pay taxes. The Grantee is also restricted from exercising the options until the market value of the outstanding common shares of the Registrant reaches 115% of the grant price. The exercise price, which is equal to the market value of the plan shares on the date of their grant, April 23, 2010, as determined by the  average  of the  closing  prices of the  Common  Stock on the  composite  tape for the  trading  day immediately  preceding April 23, 2010. This price was $6.93 per share. The stock option agreements are each in the form shown in Exhibit 99.5, which is incorporated herein by reference as if set forth in full. To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.

Item 5.02.  Compensatory Arrangements of Certain Officers.

On April 29, 2010, DNB Financial Corporation (“DNB”) furnished a Current Report on Form 8-K (the “Original 8-K”) that was erroneous in that it stated that the Restricted Stock Award given to Mr. Latoff was effective April 23, 2008.That date should have been April 23, 2010 in Item 5.02. DNB is filing this Current Report on Form 8-K/A (this “Amended 8-K”) solely to correct that error and to supplement the information in Item 5.02 of the Original 8-K to add Exhibit 99.4 and Exhibit 99.5 which were not previously available, and to supplement the disclosure regarding the terms of the restricted stock award agreement to William S. Latoff. In all other respects, the information set forth in the Original 8-K remains in force.

At a special meeting on April 23, 2010 the Benefits and Compensation Committee (the “Committee”) of the Board of Directors of DNB Financial Corporation (the “Registrant”) approved a Restricted Stock Award effective April 23, 2010, under the DNB Financial Corporation Incentive Equity and Deferred Compensation Plan, of 14,200 shares for William S. Latoff, Chairman and Chief Executive Officer.

Pursuant to the terms of  Restricted Stock Award Agreement between the Registrant and the grantee, Grantee shall first be entitled to the Award Shares on a date (the “Vesting Date”) that shall be the earlier of the third (3rd ) anniversary of the Grant Date, the date of Grantee’s death, Grantee’s termination of employment on account of disability, the date on which a change in control of the Company first occurs, or the later of the second (2nd) anniversary of the Grant Date, provided he has continued to perform substantial services for the Company through that date, or the date on which Grantee attains age sixty-five (65), subject to such further terms and conditions of the Plan as may be applicable.  If Grantee’s employment terminates for any reason prior to the Vesting Date, this Agreement shall automatically terminate, the Grantee shall forfeit all rights hereunder, and no shares of common stock or other consideration shall be transferred to Grantee pursuant to this Agreement. Grantee is also subject to Section 111 of the Emergency Economic Stabilization Act of 2008, as amended (“EESA”) and Grantee’s entitlement to Award Shares shall be subject to the further conditions pursuant to Section 111(b)(3)(D) of EESA, which apply to the Award Shares due to the Holding Company’s receipt of financial assistance under EESA’s Troubled Asset Relief Program (“TARP”).  The award agreement contains a provision that, during any period that the grantee is subject to applicable limits on executive compensation under the U.S. Treasury’s Troubled Asset Relief Program (or TARP), the Grantee’s rights under the agreement are only enforceable to the extent permitted under applicable TARP regulations.   The award agreements further provide that, upon vesting and issuance of the plan shares, the grantee may elect to pay withholding taxes on the award in cash or by electing to apply some of the awarded shares at their fair market value, or both. The Grantee is also not permitted to sell, assign, pledge gift, encumber or otherwise dispose of any of the transferred shares for one (1) year from the vesting date. The agreement is in the form shown in Exhibit 99.3, which is incorporated herein by reference as if set forth in full. To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.

On April 23, 2010 the Committee approved the granting of non-statutory stock option awards effective April 23, 2010, under the 1995 Stock Option Plan of DNB Financial Corporation, as amended and restated effective April 27, 2004, for the following members of the Registrant’s executive management:

Name	Title	Shares of Common Stock Underlying Option

William J. Hieb	President & COO	8,600
Albert J. Melfi	EVP & Senior Loan Officer	5,600
Rich J. Hartmann	EVP/Retail Banking	1,000
Gerald F. Sopp	EVP & CFO	4,700
Bruce E. Moroney	EVP & CAO	3,000

Pursuant to the terms of the stock option award agreements between the Registrant and the Grantee, the options have a 7-year term, and the Grantee shall first be entitled to exercise the options on a date (the “Vesting Date”) that shall be the earlier of the fourth (4th ) anniversary of the Grant Date, the date of Grantee’s death, Grantee’s termination of employment on account of disability, the date on which a change in control of the Company first occurs, or the date of the Grantee’s retirement if retirement is at or after the normal retirement age of 65. If Grantee’s employment terminates for any reason prior to the Vesting Date, this Agreement shall automatically terminate, the Grantee shall forfeit all rights hereunder, and no options or other consideration shall be issued to the Grantee pursuant to this Agreement. The Grantee is subject to a two-year holding period at the time of exercise, but is permitted to sell shares to pay withholding taxes. The Grantee is also restricted from exercising the options until the market value of the outstanding common shares of the Registrant reaches 115% of the exercise price. The exercise price, which is equal to the market value of the plan shares on the date of their grant, April 23, 2010, as determined by the  average  of the  closing  prices of the  Common  Stock on the  composite  tape for the  trading  day immediately  preceding April 23, 2010. This price was $6.93 per share.  The stock option award agreements contain a provision that, during any period that the Grantee is subject to applicable limits on executive compensation under the U.S. Treasury’s Troubled Asset Relief Program (or TARP), the Grantee’s rights under the agreement are only enforceable to the extent permitted under applicable TARP regulations.  The stock option agreements are each in the form shown in Exhibit 99.4, which is incorporated herein by reference as if set forth in full. To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 28, 2010, the Company held its annual meeting of shareholders. At the annual meeting, three matters were submitted to a vote of shareholders: (1) the election of two nominees to the Board of Directors of the Company for terms expiring in 2013; (2) the approval of an advisory (non-binding) resolution concerning the Company’s executive Compensation, and (3) the ratification of the selection of ParenteBeard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The number of votes cast for, against, or withheld as to each such matter or nominee, as well as the number of abstentions and broker non-votes as to each such matter or nominee, are set forth below.

Proposal 1 - Election of Directors

Nominee	FOR	WITHHELD
Mildred C. Joyner	1,491,068	155,220
William S. Latoff	1,499,078	147,210

Proposal 2 – Advisory (non-binding) resolution concerning the Company’s executive Compensation

	FOR	AGAINST	ABSTAIN
Advisory resolution concerning the Company’s executive Compensation	1,613,359	337,531	31,745

Proposal 3 - Ratification of Auditor

Auditor	FOR	AGAINST	ABSTAIN
ParenteBeard LLC	1,893,544	72,938	16,157

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are furnished herewith:

99.1 Amendment to Restricted Stock Award Agreement between DNB Financial Corporation and Eli Silberman
99.2 Amendment to Restricted Stock Award Agreement between DNB Financial Corporation and James H. Thornton, James J. Koegel,  Mildred C. Joyner and Thomas A. Fillippo
99.3 Restricted Stock Award Agreement between DNB Financial Corporation and William S. Latoff
99.4 Form of Stock Option Agreements between DNB Financial Corporation and William J. Hieb, Albert J. Melfi, Rich J. Hartmann, Gerald F. Sopp and Bruce E. Moroney.
99.5 Form of Stock Option Agreements between DNB Financial Corporation and Mildred C. Joyner, Gerard F. Griesser, James J. Koegel, James H. Thornton and Thomas A. Fillippo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB FINANCIAL CORPORATION

May 11, 2010	By:	/s/ Gerald F. Sopp
Name: Gerald F. Sopp
Title: Chief Financial Officer and Executive VP

EXHIBIT INDEX

99.1 Amendment to Restricted Stock Award Agreement between DNB Financial Corporation and Eli Silberman
99.2 Amendment to Restricted Stock Award Agreement between DNB Financial Corporation and James H. Thornton, James J. Koegel,  Mildred C. Joyner and Thomas A. Fillippo
99.3 Restricted Stock Award Agreement between DNB Financial Corporation and William S. Latoff
99.4 Form of Stock Option Agreements between DNB Financial Corporation and William J. Hieb, Albert J. Melfi, Rich J. Hartmann, Gerald F. Sopp and Bruce E. Moroney.
99.5 Form of Stock Option Agreements between DNB Financial Corporation and Mildred C. Joyner, Gerard F. Griesser, James J. Koegel, James H. Thornton and Thomas A. Fillippo.